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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: April 22, 1997


                             Providian Corporation
             (Exact name of Registrant as Specified in its Charter)

              Delaware               1-6701               51-0108922
    (State or Other jurisdiction  (Commission File Number)    (IRS Employer
         of Incorporation)                           Identification No.)


     Providian Center, 400 West Market Street, Louisville, Kentucky  40202
              (Address of Principal Executive Offices)    (Zip Code)


       Registrant's telephone number, including area code: (502) 560-2000



                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

     On December 30, 1996, the Registrant announced its intent to spin off its wholly owned subsidiary, Providian Bancorp, Inc. ("Providian Bancorp" or the "Company"), to the shareholders of the Registrant (the "Distribution") in connection with the merger of Registrant's insurance operations with AEGON U.S.A., a wholly owned subsidiary of AEGON N.V. On February 4, 1997, a subsidiary trust of Providian Bancorp issued $160 million of capital securities. On February 12, 1997, the Registrant filed a Current Report on Form 8-K, attaching as an exhibit certain historical financial information of Providian Bancorp as well as certain pro forma financial information of Providian Bancorp, giving effect to the proposed Distribution and the issuance of the capital securities. On April 17, 1997, Providian Bancorp filed a Registration Statement on Form 10, which contained revised pro forma financial information and audited historical financial information of Providian Bancorp. The attached exhibit sets forth the revised pro financial information and audited historical financial information of Providian Bancorp as contained in Providian Bancorp's Registration Statement on Form 10.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.  Exhibit 99.1.

     Pro Forma Condensed Financial Statements of Providian Bancorp, Inc. and Subsidiaries.
     Consolidated Financial Statements of Providian Bancorp, Inc. and Subsidiaries.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PROVIDIAN CORPORATION



                                    By: /s/ Robert L. Walker
                                       _________________________________
                                       Name: Robert L. Walker
                                       Title: Senior Vice President - Finance


Date:  April 22, 1997

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Index to Exhibits


Exhibit  Number and Designation
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99.1 Pro Forma Condensed Financial Statements of Providian Bancorp, Inc. and
     Subsidiaries
     Consolidated Financial Statements of Providian Bancorp, Inc. and
     Subsidiaries

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